Exhibit 99.2

AMERICAN INTERNATIONAL GROUP, INC.,
CONSOLIDATED DERIVATIVE LITIGATION
Civil Action No. 769-VCS
(Del. Ch. New Castle County)

In re AMERICAN INTERNATIONAL GROUP,
INC. DERIVATIVE LITIGATION
Master File No. 04-cv-8406
(S.D.N.Y)

R.S. BASSMAN, individually and derivatively on
behalf of AMERICAN INTERNATIONAL GROUP, INC.,
     Plaintiff,
v.
MAURICE R. GREENBERG, et al.,
     Defendants,
and
AMERICAN INTERNATIONAL GROUP, INC.,
     Nominal Defendant.
Civil Action No. 05-cv-7022
(S.D.N.Y.)

DAVID M. KLEINHANDLER, derivatively on
behalf of American International Group, Inc.,
     Plaintiff,
v.
MAURICE R. GREENBERG and HOWARD I. SMITH,
     Defendants,
and
AMERICAN INTERNATIONAL GROUP, INC.,
     Nominal Defendant.
Civil Action No. 05-cv-6417
(S.D.N.Y.)

TEACHERS’ RETIREMENT SYSTEM OF
LOUISIANA, et al.,
     Plaintiffs,
          v.
VINCENT CANTWELL, et al.,
     Defendants,
and
AMERICAN INTERNATIONAL GROUP, INC.
     Nominal Defendant.
Index No. 650064/2009
(Sup. Ct. N.Y. Cty.)

          Agreement Between the Teachers’ Retirement System of Louisiana; the City of New Orleans Employees’ Retirement System; John Paul Fulco, Trustee f/b/o Lucia Forastiere Irrevocable June Forastiere Backe Children’s Trust; Paula Rosen; Thomas McAdam; Bruce G. Murphy; Jerome Kaplan, Trustee, Trust of Edith J. Kaplan; Marilyn Clark; Gail Fink; Maxine Marcus; Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust; Dr. Frederick Hauber; R. S. Bassman; David M. Kleinhandler;1 C.V. Starr & Company, Inc.; Starr International Company, Inc.; Vincent Cantwell; Michael J. Castelli; Carlos Coello; Maurice R. Greenberg; Robert P. Jacobson; Edward E. Matthews; Christian M. Milton; John Mohs; L. Michael Murphy; Karen Radke; Howard I. Smith; Martin Sullivan; Jean-Baptist Tateossian; Thomas R. Tizzio; Joseph H. Umansky; Bernard Aidinoff; Steven J. Bensinger; Marshall A. Cohen; William Dooley; Martin Feldstein; Ellen Futter; Stephen Hammerman; Richard Holbrooke; George Miles; Kristian Moor; Win Neuger; Edmund Tse; Jay Wintrob; and Frank Zarb
          WHEREAS, on October 21, 2004, a shareholder derivative complaint captioned John Paul Fulco, Trustee f/b/o Lucia Forastiere Irrevocable June Forastiere Backe Children’s Trust v. Greenberg et al. (Del. Ch.) was filed in the Court of Chancery, New Castle County, Delaware (“Court of Chancery”), and
          WHEREAS, two additional shareholder derivative complaints, captioned Jerome Kaplan, Trustee, Trust of Edith J. Kaplan v. Greenberg et al. (Del. Ch.) and Paula Rosen v. Greenberg et al. (Del. Ch.), were filed in the Court of Chancery on October 22, 2004 and November 4, 2004, respectively, and
          WHEREAS, on December 7, 2004, the Court of Chancery consolidated the three then-pending shareholder derivative actions under the caption American International Group, Inc. Consolidated Derivative Litigation, C.A. No. 769-VCS (the “Delaware Derivative Action”), and
          WHEREAS, two additional shareholder derivative complaints were filed in April 2005, and on May 17, 2005, the Teachers’ Retirement System of Louisiana (“TRSL”) filed an amendment to an existing complaint in a separate action pending before the Court of Chancery, and

[1]	The Teachers’ Retirement System of Louisiana; the City of New Orleans Employees’ Retirement System; John Paul Fulco, Trustee f/b/o Lucia Forastiere Irrevocable June Forastiere Backe Children’s Trust; Paula Rosen; Thomas McAdam; Bruce G. Murphy; Jerome Kaplan, Trustee, Trust of Edith J. Kaplan; Marilyn Clark; Gail Fink; Maxine Marcus; Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust; Dr. Frederick Hauber; R. S. Bassman; and David M. Kleinhandler are parties to this agreement in their capacity as shareholders of AIG that have asserted rights of AIG in certain pending derivative litigations.

          WHEREAS, on June 10, 2005, the Court of Chancery entered an order consolidating the two derivative actions filed in April 2005 into the Delaware Derivative Action, and providing for the claims that were added to TRSL’s separate action on May 17, 2005 to be severed from that action and consolidated into the Delaware Derivative Action, and
          WHEREAS, counsel for the plaintiffs in the shareholder derivative actions that were filed in the Court of Chancery agreed upon a leadership structure whereby the consolidated Delaware Derivative Action would be prosecuted by TRSL and the City of New Orleans Retirement System (together, the “Delaware Derivative Plaintiffs”) as co-lead plaintiffs, and
          WHEREAS, on August 6, 2005, the Delaware Derivative Plaintiffs filed a First Amended Consolidated Stockholders’ Derivative Complaint, which included the claims filed in the consolidated Delaware actions and the newly-added claims from TRSL’s separate action, and
          WHEREAS, beginning on October 25, 2004 through November 15, 2004, other shareholder derivative plaintiffs filed shareholder derivative actions in the Southern District of New York captioned Gail Fink v. Greenberg et al. (S.D.N.Y.), Maxine Marcus v. Greenberg et al. (S.D.N.Y.), Marilyn Clark v. Greenberg et al. (S.D.N.Y.), Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust v. Greenberg et al. (S.D.N.Y.), and Dr. Frederick Hauber v. Greenberg et al. (S.D.N.Y.) (the “New York federal derivative actions”), and
          WHEREAS, on February 7, 2005, the Southern District of New York entered an order consolidating the New York federal derivative actions under the caption In re American International Group, Inc. Derivative Litigation, No. 04-CV-8406 (the “New York Federal Consolidated Derivative Action”), and further providing that the consolidation order applied to all related subsequently filed actions unless a party filed an objection with the Court as provided for in the order, and
          WHEREAS, other shareholder derivative plaintiffs subsequently filed shareholder derivative complaints in the Southern District of New York under the captions Bassman v. Greenberg, No. 05-CV-7022 (S.D.N.Y.) (“Bassman”), and Kleinhandler v. Greenberg, No. 05-CV-6417 (S.D.N.Y.) (“Kleinhandler”), and, after notice, did not object to being consolidated in the New York Federal Consolidated Derivative Action, and
          WHEREAS, the shareholder plaintiffs in the New York Federal Consolidated Derivative Action filed an amended shareholder derivative complaint on November 18, 2005, and
          WHEREAS, the shareholder derivative complaints that were consolidated in the Delaware Derivative Action and the New York Federal Consolidated Derivative Action, and the shareholder derivative complaints in Bassman and Kleinhandler, named as defendants various current and former officers, directors and employees of American International Group, Inc. (“AIG”), including Bernard Aidinoff (“Aidinoff”), Eli Broad (“Broad”), Michael Castelli (“Castelli”), Pei-Yuan Chia (“Chia”), Carlos Coello (“Coello”), Marshall A. Cohen (“M. Cohen”), William Cohen (“W. Cohen”), Barber Conable (“Conable”), Robert Crandall (“Crandall”), Martin Feldstein (“Feldstein”), Ellen Futter (“Futter”), Leslie Gonda (“Gonda”), John Graf (“Graf”), Evan Greenberg (“E. Greenberg”), Maurice R. Greenberg (“Greenberg”), Carla Hills (“Hills”), Frank Hoenemeyer (“Hoenemeyer”), Richard Holbrooke (“Holbrooke”), Donald P. Kanak (“Kanak”), Edward E. Matthews (“Matthews”), Christian Milton (“Milton”), John Mohs (“Mohs”), Kristian Moor (“Moor”), Michael Murphy (“Murphy”), Frank Petralito (“Petralito”), Dean Phypers (“Phypers”), Karen Radke (“Radke”), John Roberts (“Roberts”), Howard I. Smith (“Smith”), Ernest Stempel (“Stempel”), Martin Sullivan (“Sullivan”), Jean-Baptist Tateossian (“Tateossian”), Thomas Tizzio (“Tizzio”), Edmund Tse (“Tse”), Jay Wintrob (“Wintrob”), Frank Wisner (“Wisner”), and Frank Zarb (“Zarb”), and
          WHEREAS, AIG appointed a special litigation committee (the “SLC”) to investigate the claims alleged in the Delaware Derivative Action and the New York Federal Consolidated Derivative Action, and those actions were stayed until March 14, 2007 to permit the SLC to complete its investigation, and
          WHEREAS, the SLC decided it was in AIG’s best interests to (a) directly pursue the claims that had been asserted in the Delaware Derivative Action against Greenberg and Smith, (b) seek the dismissal of certain defendants and claims, and (c) take no position on the remaining claims, and
          WHEREAS, on March 13, 2007, the Delaware Derivative Plaintiffs and AIG filed a stipulation with the Court of Chancery stating that AIG had decided to realign itself as a party plaintiff in the Delaware Derivative Action and would have until June 13, 2007 to file an amended complaint and to move to terminate the litigation with respect to certain defendants, and
          WHEREAS, on June 13, 2007, AIG (a) filed an Amended Complaint asserting claims against Greenberg and Smith only, and (b) moved to terminate the Delaware Derivative Action with respect to certain other defendants who had been named in the shareholder derivative complaints, and
          WHEREAS, following the completion of the SLC’s investigation, the parties to the Delaware Derivative Action agreed to a further stay of the proceedings, with the exception of briefing on the motions to dismiss, pending resolution of the claims against AIG in In re AIG Securities Litigation, No. 04-CV-8141 (S.D.N.Y.) (“the Securities Litigation”), and
          WHEREAS, following the completion of the SLC’s investigation, the parties to the New York Federal Consolidated Derivative Action, who had previously agreed to a stay of proceedings until September 14, 2007, filed a stipulation with the New York federal court on September 11, 2007 that extended the stay of the New York Federal Consolidated Derivative Action until such time as the Delaware Derivative Action was resolved, provided that any termination of a named defendant from the Delaware Derivative Action (by motion of the SLC) will apply to the New York Federal Consolidated Derivative Action without further order of the court, and provided that AIG will not seek to settle or release any of the federal claims asserted in the New York Federal Consolidated Derivative Action against defendants Greenberg and Smith without consent of plaintiffs in the New York Federal Consolidated Derivative Action or the United States District Court for the Southern District of New York, and
          WHEREAS, during the pendency of the stays referenced above, the Delaware Derivative Plaintiffs have had access to the extensive document discovery database from the Securities Litigation containing millions of pages of documents, as well as copies of the deposition transcripts from that litigation, which the Delaware Derivative Plaintiffs have reviewed and utilized in connection with various amendments of their complaint, and
          WHEREAS, on September 28, 2007, AIG and the Delaware Derivative Plaintiffs jointly filed a Combined Amended Complaint in the Delaware Derivative Action, wherein AIG asserted claims directly against Greenberg and Smith (the “Non-Derivative Claims”) and the Delaware Derivative Plaintiffs asserted claims derivatively on behalf of AIG against current and former AIG employees Vincent Cantwell (“Cantwell”), Castelli, Coello, Robert P. Jacobson (“Jacobson”), Matthews, Milton, Mohs, Murphy, Radke, Tateossian, Tizzio and Joseph H. Umansky (“Umansky”) (the “Derivative Claims”), and
          WHEREAS, Cantwell, Jacobson and Umansky had not yet been named as defendants at the time when (a) the SLC conducted its investigation and (b) AIG moved to terminate the Delaware Derivative Action with respect to certain defendants, and
          WHEREAS, on April 11, 2008, AIG and the Delaware Derivative Plaintiffs jointly filed the First Amended Combined Complaint, which did not alter the Non-Derivative Claims but which asserted additional Derivative Claims, including a new derivative claim against Greenberg, and
          WHEREAS, motions to dismiss the First Amended Combined Complaint were filed in the Delaware Derivative Action on June 13, 2008, and
          WHEREAS, during the course of briefing on the motions to dismiss, the Delaware Derivative Plaintiffs voluntarily dismissed defendants Cantwell, Jacobson and Umansky from the Delaware Derivative Action without prejudice, and
          WHEREAS, on February 10, 2009, following extensive briefing and oral argument by counsel for the Delaware Derivative Plaintiffs, the motions to dismiss the Derivative Claims were denied with respect to defendants Greenberg, Smith, Matthews, and Tizzio, and granted for lack of personal jurisdiction with respect to defendants Castelli, Coello, Milton and Radke, and
          WHEREAS, on February 11, 2009, the Delaware Derivative Plaintiffs commenced a shareholder derivative action in New York Supreme Court, New York County, captioned Teachers Retirement System of La. v. Cantwell, et al., No. 650064/2009 (N.Y. Sup. Ct., N.Y. Cty.) (the “New York State Derivative Action”), asserting claims against, among others, certain persons who were never successfully made a party to the Delaware Derivative Action, or who were dismissed from the Delaware Derivative Action, including Cantwell, Castelli, Coello, Jacobson, Milton, Mohs, Murphy, Radke, Tateossian and Umansky, and
          WHEREAS, on March 9, 2009, the Delaware Derivative Plaintiffs voluntarily dismissed defendants Mohs, Murphy and Tateossian from the Delaware Derivative Action, without prejudice, for lack of personal jurisdiction, and
          WHEREAS, on March 12, 2009, Greenberg asserted cross-claims in the Delaware Derivative Action against, among others, Tizzio, and third party claims against, among others, Aidinoff, Steven J. Bensinger (“Bensinger”), M. Cohen, William Dooley (“Dooley”), Feldstein, Futter, Stephen Hammerman (“Hammerman”), Holbrooke, George Miles (“Miles”), Moor, Win Neuger (“Neuger”), Sullivan, Tse, Wintrob, and Zarb (the “AIG Cross-Claim/Third Party Defendants”) (the AIG Cross-Claim/Third Party Defendants, together with Broad, Chia, W. Cohen, Conable, Crandall, Gonda, Graf, E. Greenberg, Hills, Hoenemeyer, Kanak, Petralito, Phypers, Roberts, Stempel, Tse and Wisner, are hereinafter referred to collectively as the “AIG Defendants”), and
          WHEREAS, motions to dismiss have been fully briefed in the New York State Derivative Action, but oral argument has been postponed until September 30, 2010, in light of the agreement reflected herein, and
          WHEREAS, C.V. Starr & Company, Inc. (“C.V. Starr”), Starr International Company, Inc. (“SICO”), Cantwell, Castelli, Coello, Greenberg, Jacobson, Matthews, Milton, Mohs, Murphy, Radke, Smith, Sullivan, Tateossian, Tizzio and Umansky (collectively, the “D&O Beneficiaries”), the Delaware Derivative Plaintiffs, and the derivative plaintiffs in the New York State Derivative Action, the New York Federal Consolidated Derivative Action, Bassman, and Kleinhandler (together with the D&O Beneficiaries and the AIG Cross-Claim/Third Party Defendants, the “Parties”) desire to resolve the disputes pending in the Delaware Derivative Action; the New York State Derivative Action; the New York Federal Consolidated Derivative Action; the New York State Derivative Action; Bassman; and Kleinhandler (collectively, the “Derivative Cases”), and
          WHEREAS, AIG, C.V. Starr, SICO, Greenberg and Smith executed a Memorandum of Understanding, dated November 25, 2009 (the “November 25, 2009 MOU”), and

          WHEREAS, on February 5, 2010, pursuant to the November 25, 2009 MOU, AIG, Greenberg and Smith filed a Stipulation and Notice of Voluntary Dismissal with Prejudice in the Delaware Derivative Action providing that the direct claims asserted in the action by AIG against Greenberg and Smith were dismissed with prejudice, and
          WHEREAS, the Parties to the instant agreement (the “Agreement”) and AIG collectively have claims pending against a 2004-2005 D&O insurance tower with a coverage limit of $200,000,000 (two hundred million dollars) (the “D&O Insurance Tower”), and
          WHEREAS, the Parties and AIG have aggregate claims against the D&O Insurance Tower substantially in excess of the $200,000,000 (two hundred million dollars) of insurance coverage provided by the D&O Insurance Tower, and
          WHEREAS, the insurance companies that provide coverage under the D&O Insurance Tower (the “D&O Carriers”) dispute that the D&O Insurance Tower is available to pay the claims made under the policies, and
          WHEREAS, the Parties desire to resolve their disputes, including disputes regarding the appropriate allocation of their respective rights to the D&O Insurance Tower, and
          WHEREAS, counsel for Greenberg and Smith participated in a mediation (the “Mediation”) with counsel for AIG, counsel for the Delaware Derivative Plaintiffs, and representatives of the D&O Carriers on February 10 and 11, 2010 and March 16, 2010 before the Hon. Layn R. Phillips (ret.) in order to resolve their disputes regarding the D&O Insurance Tower pursuant to the understandings and agreements set forth herein, and
          WHEREAS, the Parties have agreed to a settlement (“Settlement”) of the claims between and among them in the Derivative Cases, on the terms set forth herein, and
          WHEREAS, the institution and prosecution of the Derivative Cases was a material factor in securing the Settlement Amount, as set forth in Paragraph 1 below;
          NOW, THEREFORE, IT IS HEREBY AGREED by and among the Parties, that:
          1. This Agreement is conditioned upon execution of and compliance with a written settlement agreement under which the D&O Carriers pay $90 million (ninety million dollars) (the “Settlement Amount”) of the proceeds under the D&O Insurance Tower into an interest-bearing escrow account (the “escrow account”) maintained by counsel for the Delaware Derivative Plaintiffs for the benefit of AIG, and $60 million (sixty million dollars) of the proceeds under the D&O Insurance Tower to Greenberg and Smith jointly. No provision of this Agreement shall be effective until such payment is made.

          2. Within twenty days of the execution of this Agreement and the D&O Carriers depositing the Settlement Amount in the escrow account, whichever is later:
     (a) The Delaware Derivative Plaintiffs shall request approval by the Court of Chancery of a form of notice to be provided to AIG’s shareholders to inform them of the Settlement in accordance with Court of Chancery Rule 23.1(c), and shall request a hearing date at the earliest convenience of the Court to consider the Delaware Derivative Plaintiffs’ request for approval of the Settlement and for dismissal of the Delaware Derivative Action against the D&O Beneficiaries and the AIG Defendants with prejudice, and
     (b) The plaintiffs in the New York Federal Consolidated Derivative Action, Kleinhandler, Bassman, and the New York State Derivative Action shall request a stay, to the extent such a stay is not already in place, of all proceedings in those actions with respect to any claims against the D&O Beneficiaries and the AIG Defendants, pending a decision by the Court of Chancery on whether to approve the Settlement.
          3. If the Court of Chancery approves the Settlement and dismisses the Delaware Derivative Action with prejudice against the D&O Beneficiaries and the AIG Defendants, then, within ten days after entry of such order(s) the plaintiffs in the New York Federal Consolidated Derivative Action, Kleinhandler, Bassman, and the New York State Derivative Action shall request dismissal of those actions against the D&O Beneficiaries and the AIG Defendants with prejudice, in light of the notice to AIG’s shareholders that was provided in the Delaware Derivative Action and the Court of Chancery’s approval of the Settlement (including the releases set forth in Paragraphs 6 through 8 herein).
          4. For the purposes of this Agreement, the term “Final Settlement Date” means the date on which each of the following has occurred: (a) the Court of Chancery has approved the Settlement, including the releases set forth in Paragraphs 6 through 8 herein, and has entered an order or judgment dismissing the Delaware Derivative Action against the D&O Beneficiaries and the AIG Defendants with prejudice; (b) the Courts in the New York Federal Consolidated Derivative Action, Kleinhandler, Bassman, and the New York State Derivative Action have entered orders or judgments dismissing with prejudice each of the actions against the D&O Beneficiaries and the AIG Defendants; (c) the time for taking an appeal from the dismissal of any of the Derivative Cases against the D&O Beneficiaries and the AIG Defendants has expired, or, if any appeal is taken, the date on which all appeals, including petitions for rehearing or reargument, petitions for writ of review, and petitions for certiorari or any other form of review, have been finally disposed of (whether through expiration of time to file, denial of any request for review, by affirmance on the merits, or otherwise) in a manner that does not result in any material alteration of the orders or judgments of dismissal; and (d) any awards of attorneys’ fees and/or expenses in any of the Derivative Cases have been made and are in accordance with Paragraphs 11 through 13 herein.

          5. Upon the Final Settlement Date, counsel for the Delaware Derivative Plaintiffs shall cause the Settlement Amount (including any interest thereon) to be remitted to AIG, less (i) any applicable taxes and other costs of maintaining the escrow account, (ii) any attorneys’ fees and expenses as are awarded to counsel for any of the plaintiffs in the Derivative Cases (and any applicable interest thereon), subject to the limitations of Paragraphs 11 through 13 herein, to the extent not already paid in accordance with Paragraphs 11 and 13, and (iii) the costs of providing notice of the Settlement to AIG’s stockholders. With the exception of the costs described in (i) and (iii) above and except as permitted in Paragraphs 11 and 13, no monies may be removed from the escrow account for any purpose prior to the Final Settlement Date.
          6. Upon the Final Settlement Date, the plaintiffs in the Derivative Cases (not to include AIG), derivatively on behalf of AIG, thereby release and forever discharge the D&O Beneficiaries and all other current and former AIG officers, directors and employees, including Aidinoff, Broad, Bensinger, Chia, M. Cohen, W. Cohen, Conable, Crandall, Dooley, Feldstein, Futter, Gonda, Graf, E. Greenberg, Hammerman, Hills, Hoenemeyer, Holbrooke, Kanak, Miles, Moor, Neuger, Petralito, Phypers, Roberts, Stempel, Sullivan, Tse, Wintrob, Wisner and Zarb, from any and all claims, debts, demands, rights or causes of action or liabilities whatsoever, known or unknown, that were brought, could have been brought, or should have been brought in a derivative capacity at any point from the beginning of time through the date of this Agreement on behalf of AIG, and that arise out of or relate in any way to the allegations made in the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, the complaints filed in Bassman and Kleinhandler, or to any of the events or transactions that were the subject of the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, or the complaints filed in Bassman and Kleinhandler. Nothing in this Agreement is intended to, nor shall it be construed as, a release of any claims against any persons other than the D&O Beneficiaries and other current and former AIG officers, directors and employees. Nothing in this Agreement is intended to, nor shall it be construed as, a release by the plaintiffs in the Derivative Cases of any claims they may have as members of the class in the Securities Litigation. In addition, for the avoidance of doubt, the released claims do not include any claims that have been asserted in the currently pending complaints or that arise from any appeals stemming therefrom in Bible v. Liddy, et al., C.A. No. BC410879 (pending in California Superior Court, Los Angeles County); City of New Orleans Employees’ Retirement System v. Bensinger, et al., C.A. No. 4042-VCS (pending in the Delaware Court of Chancery, New Castle County); Grill v. Bollenbach, et al., C.A. No. 650150 (pending in New York Supreme Court, New York County); Hauber v. Sullivan, et al., C.A. No. 08-003951 (pending in New York Supreme Court, Nassau County); In Re American International Group, Inc., 2007 Derivative Litigation, Lead Case No. 07-CV-10464 (S.D.N.Y.) (LAP) (previously pending in the United States District Court for the Southern District of New York and currently on appeal before the United States Court of Appeals for the Second Circuit); John Paul Fulco, Trustee f/b/o Lucia Forastiere Irrevocable June Forastiere Backe Children’s Trust v.

Cassano, et al., C.A. No. 4290-VCS (pending in the Delaware Court of Chancery, New Castle County); or Pride Invs., Inc. v. Bensinger, et al., C.A. No. BC426595 (pending in California Superior Court, Los Angeles County).
          7. Upon the Final Settlement Date, the D&O Beneficiaries thereby release and forever discharge each other and the plaintiffs in the Derivative Cases (not to include AIG) from any and all claims, debts, demands, rights or causes of action or liabilities whatsoever, known or unknown, that were brought, could have been brought, or should have been brought at any point from the beginning of time through the date of this Agreement, and that arise out of or relate in any way to the allegations made in the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, the complaints filed in Bassman and Kleinhandler, or to any of the events or transactions that were the subject of the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, or the complaints filed in Bassman and Kleinhandler, including claims brought derivatively on behalf of AIG. This release shall not affect, and is not intended to affect, any rights or obligations between or among the D&O Beneficiaries under other agreements between or among them, including, but not limited to, employment separation agreements and pension or investment rights and obligations.
          8. Upon the Final Settlement Date, the D&O Beneficiaries, on the one hand, and the AIG Cross-Claim/Third Party Defendants, on the other hand, thereby release and forever discharge each other from any and all claims, debts, demands, rights or causes of action or liabilities whatsoever, known or unknown, that were brought, could have been brought, or should have been brought at any point from the beginning of time through the date of this Agreement, and that arise out of or relate in any way to the allegations made in the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, the complaints filed in Bassman and Kleinhandler, or to any of the events or transactions that were the subject of the First Amended Combined Complaint, the complaint filed in the New York State Derivative Action, the complaint filed in the New York Federal Consolidated Derivative Action, or the complaints filed in Bassman and Kleinhandler, including claims brought derivatively on behalf of AIG and third party and cross claims brought by Greenberg and/or Smith. This release shall not affect, and is not intended to affect, any rights or obligations between or among the D&O Beneficiaries and the AIG Cross-Claim/Third Party Defendants under other agreements between or among them, including, but not limited to, employment separation agreements and pension or investment rights and obligations.
          9. Nothing in this Agreement is intended to be, nor shall it be construed to be, a release of any claims by the D&O Beneficiaries against any insurance coverage to which they may be entitled, which is a matter that the D&O Beneficiaries intend to address separately in the written settlement agreement with the D&O Carriers described in Paragraph 1 herein. This Agreement also does not affect, nor shall it be construed to affect, any rights that the D&O Beneficiaries or any of the AIG Defendants may have to indemnification or advancement.
          10. It is intended and agreed by the Parties that the damages which may be recovered derivatively on behalf of AIG by the plaintiffs in the Derivative Cases against tortfeasors other than the D&O Beneficiaries shall be reduced to the extent of the pro rata share of the D&O Beneficiaries. The foregoing language is intended to comply with 10 Del. C. § 6304(b) and NY CPLR § 15-108, to the extent applicable, so as to preclude any liability of any of the D&O Beneficiaries to any other alleged tortfeasors, for contribution or otherwise; and any language of this release inconsistent with such intent or with the requirements of 10 Del. C. § 6304(b) and NY CPLR § 15-108 for the execution of such intent shall be void and of no consequence, and in place thereof it is agreed that it shall be considered that this document contains such other language, if any, as is necessary to make effectual the express intent of the parties as aforementioned.
          11. Counsel for the Delaware Derivative Plaintiffs agree that they will seek, on behalf of all counsel in the Delaware Derivative Action and any of the cases consolidated therein, an award from the Court of Chancery of attorneys’ fees of no more than 22.5 percent of the Settlement Amount, plus no more than $1,000,000 in expenses, to be used to pay for any awards of attorneys’ fees and expenses in the Delaware Derivative Action and any of the cases consolidated therein. Counsel for the Delaware Derivative Plaintiffs shall request that the court’s order awarding such fees and expenses specify that any fees and expenses so awarded fully satisfy any obligation by AIG to pay any attorneys’ fees and/or expenses in the Delaware Derivative Action or any of the cases consolidated therein. The D&O Beneficiaries and AIG agree to take no position on this fee and expense request. The plaintiffs and plaintiffs’ counsel in the New York Federal Consolidated Derivative Action, Bassman, and Kleinhandler played no part in any negotiations surrounding any request for fees and expenses by counsel for the plaintiffs in the Delaware Derivative Action, and take no position on this request. The Parties acknowledge and agree that any fees and expenses awarded to counsel for the Delaware Derivative Plaintiffs shall be paid from the escrow account to the Delaware Derivative Plaintiffs’ counsel within five (5) business days after entry of the order awarding such attorneys’ fees or expenses, notwithstanding the existence of any timely filed objections to that order, or potential for appeal therefrom, or any collateral attack on the Settlement or any part thereof; provided, however, that (a) in the event that the Final Settlement Date does not occur such that the Settlement Amount must be returned to the D&O Carriers, the Delaware Derivative Plaintiffs’ counsel shall, within five (5) business days after receiving notice from AIG or the D&O Carriers, return to the escrow account the full amount withdrawn plus accrued interest at the same net rate as was earned by the escrow account; and (b) in the event that the award of fees and expenses to the Delaware Derivative Plaintiffs’ counsel is reduced, reversed or otherwise modified, whether on appeal, further proceedings on remand, successful collateral attack or otherwise, then the Delaware Derivative Plaintiffs’ counsel shall, within five (5) business days after receiving notice of any such reduction, reversal or other modification, return to the escrow account (or to AIG, if the balance in the escrow account has already been remitted to AIG) the difference between the amount initially awarded and any amount ultimately and finally awarded, plus accrued interest at the same net rate as was earned by the escrow account.
          12. Provided that the Court of Chancery awards attorneys’ fees and expenses in the full amount requested by the Delaware Derivative Plaintiffs’ counsel in accordance with Paragraph 11 above, counsel for the plaintiffs in the New York State Derivative Action agree not to seek any award of attorneys’ fees or expenses in the New York State Derivative Action. In the event that the Court of Chancery awards attorneys’ fees and expenses less than the amount requested, counsel for the plaintiffs in the New York State Derivative Action may request an award of attorneys’ fees and/or expenses in that action sufficient to make the total amount awarded in the Delaware Derivative Action and the New York State Derivative Action equal to the amount requested in the Delaware Derivative Action in accordance with Paragraph 11. The D&O Beneficiaries, AIG, and the plaintiffs and plaintiffs’ counsel in the New York Federal Consolidated Derivative Action, Bassman, and Kleinhandler agree to take no position on this fee and expense request.
          13. Separate and apart from the fees and expenses to be requested in the Delaware Derivative Action and the New York State Derivative Action, counsel for the plaintiffs in the New York Federal Consolidated Derivative Action agree that they will seek, on behalf of all counsel in the New York Federal Consolidated Derivative Action, any of the cases consolidated therein, Bassman, and Kleinhandler, a fee of no more than $2,500,000 to be used to pay for any awards of attorneys’ fees and expenses in the New York Federal Consolidated Derivative Action, any of the cases consolidated therein, Bassman, and/or Kleinhandler. Counsel for the plaintiffs in the New York Federal Consolidated Derivative Action shall request that the court’s order awarding such fees and expenses specify that any fees and expenses so awarded fully satisfy any obligation by AIG to pay any attorneys’ fees and/or expenses in the New York Federal Consolidated Derivative Action, any of the cases consolidated therein, Bassman, and/or Kleinhandler. The D&O Beneficiaries and AIG agree to take no position on this fee and expense request. The Delaware Derivative Plaintiffs and their counsel played no part in any negotiations surrounding any request for fees and expenses by counsel for the plaintiffs in the New York Federal Consolidated Derivative Action, and take no position on this request. The Parties acknowledge and agree that any fees and expenses awarded to counsel for the plaintiffs in the New York Federal Consolidated Derivative Action shall be paid from the escrow account to such counsel within five (5) business days after entry of the order awarding such attorneys’ fees or expenses, notwithstanding the existence of any timely filed objections to that order, or potential for appeal therefrom, or any collateral attack on the Settlement or any part thereof; provided, however, that (a) in the event that the Final Settlement Date does not occur such that the Settlement Amount must be returned to the D&O Carriers, counsel for the plaintiffs in the New York Federal Consolidated Derivative Action shall, within five (5) business days after receiving notice from AIG or the D&O Carriers, return to the escrow account the full amount withdrawn plus accrued interest at the same net rate as was earned by the escrow account; and (b) in the event that the award of fees and expenses to the counsel for the plaintiffs in the New York Federal Consolidated Derivative Action is reduced, reversed or otherwise modified, whether on appeal, further proceedings on remand, successful collateral attack or otherwise, then counsel for the plaintiffs in the New York Federal Consolidated Derivative Action shall, within five (5) business days after receiving notice of any such reduction, reversal or other modification, return to the escrow account (or to AIG, if the balance in the escrow account has already been remitted to AIG) the difference between the amount initially awarded and any amount ultimately and finally awarded, plus accrued interest at the same net rate as was earned by the escrow account.
          14. The Parties agree that the Hon. Layn R. Phillips (or, if he is unable to serve, the Hon. Daniel Weinstein) will have exclusive and binding authority to interpret and resolve any disputes in whole or in part arising from, or relating to, this Agreement.
          15. The Parties agree that the escrow account is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B-1 and that counsel for the Delaware Derivative Plaintiffs, as administrators of the escrow account within the meaning of Treasury Regulation § 1.468B-2(k)(3), shall be solely responsible for filing or causing to be filed all informational and other tax returns as may be necessary or appropriate (including, without limitation, the returns described in Treasury Regulation § 1.468B-2(k)) for the escrow account. All taxes on the income earned on the Settlement Amount shall be paid out of the Settlement Amount and counsel for the Delaware Derivative Plaintiffs shall also be solely responsible for causing payment to be made from the Settlement Amount of any taxes owed with respect to the Settlement Amount.

/s/ David Boies David Boies
BOIES, SCHILLER & FLEXNER LLP
333 Main Street
Armonk, New York 10504
On behalf of Maurice R. Greenberg, C.V. Starr & Co., Inc, and Starr International Company, Inc.

Dated: 25 August 2010

/s/ Vincent A. Sama Vincent A. Sama
WINSTON & STRAWN LLP
200 Park Avenue
New York, New York 10166
On behalf of Howard I. Smith

Dated: August 24, 2010

/s/ John Gardiner John Gardiner
SKADDEN ARPS SLATE MEAGHER & FLOM LLP
Four Times Square
New York, New York 10036
On behalf of Edward Matthews
Dated: 8/20/2010

/s/ Stuart M. Grant Stuart M. Grant
GRANT & EISENHOFER P.A.
1201 North Market Street
Wilmington, Delaware 19801
On behalf of Teachers Retirement System of Louisiana, and as Lead Counsel in the Delaware Derivative Action, on behalf of Paula Rosen; Thomas McAdam; Bruce G. Murphy; and Jerome Kaplan, Trustee, Trust of Edith J. Kaplan

Dated: August 20, 2010

/s/ Peter C. Harrar Peter C. Harrar
WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP
270 Madison Avenue
New York, New York 10016
On behalf of the City of New Orleans Employees’ Retirement System and John Paul Fulco, Trustee f/b/o Lucia Forastiere Irrevocable June Forastiere Backe Children’s Trust, and as Lead Counsel in the Delaware Derivative Action, on behalf of Paula Rosen; Thomas McAdam; Bruce G. Murphy; and Jerome Kaplan, Trustee, Trust of Edith J. Kaplan

Dated: August 20, 2010

/s/ Brian J. Robbins Brian J. Robbins
ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, California 92101
On behalf of Marilyn Clark, and as Lead Counsel in the New York Federal Consolidated Derivative Action, on behalf of Gail Fink, Maxine Marcus, Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust and Dr. Frederick Hauber

Dated: 8/18/10

/s/ Scott W. Fisher Scott W. Fisher
GARWIN GERSTEIN & FISHER LLP
1501 Broadway
New York, New York 10036
On behalf of David M. Kleinhandler
Dated: August 16, 2010

/s/ Richard D. Greenfield Richard D. Greenfield
GREENFIELD & GOODMAN LLC
250 Hudson Street, 8th Floor
New York, New York 10013
On behalf of R.S. Bassman
Dated: 8-18-10

/s/ David M. Murphy David M. Murphy
Meredith L. Turner
WACHTELL, LIPTON, ROSEN & KATZ
51 West 52nd Street
New York, New York 10019
On behalf of Martin J. Sullivan
Dated: 8/23/10

/s/ Charles I. Poret Charles I. Poret
DECHERT LLP
1095 Avenue of the Americas
New York, New York 10036
On behalf of Michael J. Castelli
Dated: August 18, 2010

/s/ Frederick P. Hafetz
Frederick P. Hafetz
Tracy E. Sivitz
HAFETZ NECHELES & ROCCO
500 Fifth Avenue, 29th Floor
New York, New York 10110
On behalf of Christian M. Milton

Dated:	8-19-10

/s/ Todd Schiltz
Brian McDonough
Todd Schiltz
DRINKER BIDDLE & REATH LLP
140 Broadway, 39th Floor
New York, New York 10005
On behalf of Vincent Cantwell

Dated:	8/18/10

/s/ Craig D. Singer/ S.D.
Craig D. Singer
WILLIAMS & CONNOLLY LLP
725 Twelfth Street, N.W.
Washington, D.C. 20005
On behalf of L. Michael Murphy

Dated:

/s/ Steven W. Perlstein
Michael S. Kim
Steven W. Perlstein
KOBRE & KIM LLP
800 Third Avenue
New York, New York 10022
On behalf of Thomas R. Tizzio and Karen J. Radke

Dated:	8/19/2010

/s/ Nicholas M. De Feis Nicholas M. De Feis
Allison Menkes
DE FEIS O’CONNELL & ROSE, P.C.
500 Fifth Avenue, 26th Floor
New York, New York 10110
On behalf of Carlos Coello

Dated: August 18, 2010

/s/ Paul Hugel Paul Hugel
CLAYMAN & ROSENBERG
305 Madison Avenue
New York, New York 10165
On behalf of Joseph Umansky

Dated: Aug. 19, 2010

/s/ Jamison A. Diehl Jamison A. Diehl
AKIN GUMP STRAUSS HAUER & FELD LLP
One Bryant Park
New York, New York 10036
On behalf of Robert P. Jacobson

Dated: 8/20/10

/s/ Jeffrey Lichtman Jeffrey Lichtman
750 Lexington Avenue, 15th Floor
New York, New York 10022
(212)581-1001
On behalf of John Mohs

Dated: 8-20-10

/s/ Roland G. Riopelle Roland G. Riopelle
SERCARZ & RIOPELLE, LLP
152 W. 57th Street, Suite 24C
New York, New York 10019
On behalf of Jean-Baptist Tateossian

Dated: 8/13/2010

/s/ James G. Gamble James G. Gamble
SIMPSON, THACHER & BARTLETT LLP
425 Lexington Avenue
New York, New York 10017
On behalf of Bernard Aidinoff, Marshall A. Cohen, Martin Feldstein, Ellen Futter, Stephen Hammerman, Richard Holbrooke, George Miles and Frank Zarb

Dated: 8/17/10

/s/ Joseph De Simone Joseph De Simone
MAYER BROWN LLP
1675 Broadway
New York, New York 10019
On behalf of Stephen Bensinger, William Dooley, Win Neuger and Jay Wintrob

Dated: 8/19/10

/s/ Stefan W. Engelhardt Dennis P. Orr
Stefan W. Engelhardt
MORRISON & FOERSTER, LLP
1290 Avenue of the Americas
New York, New York 10104
On behalf of Kristian Moor and Edmund Tse

Dated: August 17, 2010

Consented to by:

/s/ Daniel J. Kramer Daniel J. Kramer
PAUL WEISS RIFKIND WHARTON & GARRISON LLP
1285 Avenue of the Americas
New York, New York 10019
On behalf of American International Group, Inc.